UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

NEXTNRG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 NW 183rd Street, Miami, Florida 33169

(Address of principal executive offices, including Zip Code)

(305) 791-1169

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NXXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note, dated as of May 5, 2025

On May 5, 2025, NextNRG, Inc. (the “Company”) and Michael D. Farkas entered into a promissory note (the “May 5 Note”) for the principal sum of $600,000 to be used for the Company’s working capital needs. The unpaid principal balance of the May 5 Note has a fixed interest rate of 12% per annum and matures on the earlier of (1) May 5, 2026 or (ii) the date the Company completes a cumulative capital raise of at least $4 million following the date of the May 5 Note. Further, the Note was issued with an original issue discount of $72,000.

Promissory Note, dated May 9, 2025

On May 9, 2025, the Company and Mr. Farkas entered into a promissory note (the “May 9 Note”) or the principal sum of $112,000 to be used for the Company’s working capital needs. The unpaid principal balance of the May 9 Note has a fixed interest rate of 12% per annum and matures on the earlier of (1) May 9, 2026 or (ii) the date the Company completes a cumulative capital raise of at least $4 million following the date of the May 9 Note. Further, the May 9 Note was issued with an original issue discount of $12,000.

Mr. Farkas is the Company’s Chief Executive Officer, Chairman of the Board of Directors and beneficial holder of a majority of the Company’s outstanding common stock.

The information set forth above is qualified in its entirety by reference to the May 5 Note and May 9 Note, which are incorporated herein by reference and attached hereto as Exhibits 10.1 and 10.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 hereof regarding the May 5 Note and May 9 Note are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated May 5, 2025 by and between NextNRG, Inc. and Michael D. Farkas
10.2	Promissory Note, dated May 9, 2025 by and between NextNRG, Inc. and Michael D. Farkas
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextNRG, Inc.

Date: May 9, 2025	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chief Executive Officer